United Financial Bancorp, Inc.

Holding Company for

United Bank

NASDAQ: UBNK

Presentation Materials for
Keefe, Bruyette & Woods 2012 Community Bank Investor Conference
July 31 - August 1, 2012
New York, NY

Richard B. Collins, President & CEO

Wednesday August 1, 2012

Building a Scalable Community Bank Franchise

Transaction Represents Logical Expansion of UBNK's Franchise into Attractive Markets



United Bank
Commonwealth National Bank
(2009)
Massachusetts
NewEngland Bancshares
(2012)
Connecticut
Rhode Island
UBNK
NEBS

United Pro Forma

- $2.4 billion in combined assets
- $1.7 billion in combined loans
- $1.8 billion in combined deposits
- 7 counties with 39 branches
- Pro Forma TCE/TA = 11.1%

Source: SNL Financial.

New England Bancshares, Inc. Overview

Overview

Bank Subsidiary	New England Bank
Headquarters	Enfield, CT
Exchange / Ticker	NASDAQ / NEBS
Number of Branches	15
Banking History	Established 1916
Bank Franchise (Dollars in thousands) (1)	
Hartford	$461,655 deposits / 11 branches
New Haven	$60,266 deposits / 2 branches
Tolland	$24,598 deposits / 1 branch
Litchfield	$19,851 deposits / 1 branch
Total	$566,370 deposits / 15 branches

Financial Summary (as of March 31, 2012) (2)

Balance Sheet	
Total Assets (000s)	$726,502
Total Loans (000s)	$557,943
Total Deposits (000s)	$581,628
Total Equity (000s)	$73,370
Capital & Asset Quality	
Tang. Comm. Eq. / Tang. Assets (3)	7.86%
Reported NPAs / Assets	2.29%
Reported NPLs / Loans	2.72%
Profitability	
MRQ Annualized ROAA	0.65%
MRQ Annualized ROAE	6.40%
MRQ Annualized NIM	3.45%

(1) Deposits as of 6/30/11.
(2) Reflects unaudited financial information as filed on Form 8-K on 5/8/12.
(3) As of 12/31/11.
Source: SNL Financial.

History

- **2002** – Completes MHC conversion
- **2003** – Acquires Windsor Locks Community Bank, FSL
  – $37MM in assets / $16MM of loans
- **2005** – Completes second step conversion
- **2007** – Acquires First Valley Bancorp, Inc.
  – $185MM in assets / $129MM of loans
- **2009** – Acquires Apple Valley Bank & Trust Company
  – $85MM in assets / $69MM of loans

Branch Map


Massachusetts
Connecticut

Strategic Rationale

Strategic Acquisition That Improves Franchise Value

- Immediate scale and strong footprint in markets with attractive demographic profile
- Provides United with significant commercial lending and deposit growth opportunities
- Low execution risk given expansion into contiguous market and similar business mix
- Revenue expansion opportunities – leverage existing platform, products and services in CT market area
- Opportunistic acquisition that provides meaningful improvement in earnings

Improved Scale

- Approximately $2.4 billion in combined assets
- Larger capital base provides United the opportunity to compete for larger lending opportunities
- Pro forma market capitalization of more than $300 million*– opportunity for overall multiple expansion
- United becomes top 10 largest publicly traded bank headquartered in New England by asset size and the largest community bank in the pro forma market area based on deposit market share**

Strong Transaction Fundamentals

- Greater than 20% earnings accretion in 2013 based on realistic and achievable cost savings and no revenue enhancements
- Greater than 15% IRR (significantly above UBNK's cost of capital)
- Reasonable tangible book value dilution of approximately 9% projected at close with acceptable incremental earn back period (approximately 5.5 years)

Prudent Deployment of Excess Capital

- Transaction provides attractive financial returns
- Well positioned for future organic growth, strategic acquisitions and continued capital deployment strategies
- As of March 31, 2012, pro forma entity ranks 2nd by TCE ratio among public banks or thrifts headquartered in New England with assets > $2.0 billion

* Based on UBNK closing price of $14.53 on July 26, 2012 and pro forma shares outstanding.
**Market area defined as Hampden, Worcester and Hampshire counties in MA and Hartford, New Haven, Tolland and Litchfield counties in CT.

Entrance into Growth Market with Attractive Demographics



Median Household Income ($000)
$80,000
$60,000
$40,000
$20,000
$0
$52,126
$63,678
$55,819
$50,227
UBNK
NEBS
Pro Forma
National



Projected Household Income Growth (2011- 2016)
24.00%
18.00%
12.00%
6.00%
0.00%
13.98%
21.01%
16.23%
14.55%
UBNK
NEBS
Pro Forma
National

- NEBS footprint and Hartford market area are additive to UBNK's demographic profile
- Springfield/ Hartford area or the "Knowledge Corridor" is the second most densely populated region in New England with 1.9 million people*



Population Density**
800
600
400
200
0
385
762
506
88
UBNK
NEBS
Pro Forma
National

Note: Deposit weighted by MSA.
*Source: Economic Development Data & Information (EDDI).
**Population density defined as persons per square mile.
Source: Demographic data is provided by ESRI based primarily on US Census data as of 2011. SNL Financial.

United Bank

Provides Significant Commercial Lending Opportunity

Less than 500 Employees Businesses



50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
UBNK MSAs
NEBS MSAs
Springfield, MA
Worcester, MA
Hartford-West Hartford-East Hartford, CT
New Haven-Milford, CT
Torrington, CT

500+ Employees Middle Market and Corporate



2,500
2,000
1,500
1,000
500
0
UBNK MSAs
NEBS MSAs
Springfield, MA
Worcester, MA
Hartford-West Hartford-East Hartford, CT
New Haven-Milford, CT
Torrington, CT

- Pro forma market area (Springfield/Hartford area) is the second largest economic area in New England
- Hartford and New Haven market areas have attractive mix of large and small businesses
- Cross selling opportunity for deposit products, cash management services and wealth management services

Source: Statistics of U.S. Businesses, United States Census Bureau 2009; Economic Development Data & Information (EDDI).

Similar Loan Mix

UBNK Loan Mix as of March 31, 2012
(in millions)



Consumer
1%
$14
Home Equity
12%
$134
1-4 Family RE
27%
$312
Commercial
16%
$182
Construction
3%
$30
Multifamily & Commercial RE
41%
$467

Total Loans $1,139

NEBS Loan Mix as of March 31, 2012
(in millions)



Construction
8%
$43
Multifamily & Commercial RE
43%
$242
Commercial
14%
$78
Consumer
2%
$12
Home Equity
4%
$21
1-4 Family RE
28%
$157
Other
1%
$5

Total Loans $558

Pro Forma Loan Mix
(in millions)



Other
0.3%
$5
Consumer
2%
$26
Home Equity
9%
$155
1-4 Family RE
28%
$469
Commercial
15%
$260
Multifamily & Commercial RE
42%
$709
Construction
4%
$73

Total Loans $1,697

Source: SNL Financial
Note: NEBS' data reflects bank regulatory financials.

Strong Deposit Base with Significant Growth Opportunities

UBNK Deposit Mix as of March 31, 2012
(in millions)


CDs
33%
$417
Transaction
21%
$267
Savings
21%
$263
Money Market
25%
$312

Total Deposits $1,259
Core Deposits/Deposits 67%

NEBS Deposit Mix as of March 31, 2012
(in millions)


CDs
49%
$291
Transaction
16%
$91
Money Market
21%
$123
Savings
14%
$81

Total Deposits $586
Core Deposits/Deposits 51%

Pro Forma Deposit Mix
(in millions)


CDs
38%
$708
Transaction
19%
$358
Savings
19%
$344
Money Market
24%
$435

Total Deposits $1,845

Pro Forma Core Deposits/Deposits 62%

Core deposits defined as Non-CDs.
Source: SNL Financial.
Note: NEBS' data reflects bank regulatory financials.

Summary of Key Terms

Consideration	• 0.9575 fixed stock exchange ratio • Implied price of $13.91 (1) per share • Aggregate deal valuation of $83.2 million (2)
Form of Consideration	• 100% stock (non-taxable merger transaction)
Board Seats	• Two NEBS directors will join the boards of UBNK and United Bank
Approvals	• Customary regulatory and shareholder approvals for both NEBS and UBNK
Expected Closing	• Fourth Quarter 2012

(1) Based on UBNK closing price of $14.53 on July 26, 2012.
(2) Based on 5,982,386 shares (as of 3/31/12) which includes in-the-money options outstanding and the reduction for unallocated ESOP shares retired as satisfaction for repayment of ESOP loan.

Summary of Key Assumptions

Cost Savings	• Pre-tax of $6.0 million or 33% of 2012 fiscal year NEBS non-interest expense base • 90% realized in 2013
Revenue Enhancements	• None assumed although considerable opportunities in pro forma market area
Credit Analysis	• Gross credit mark of $11.0 million or 2.0% of loans
One Time Merger Related Expenses	• Pre-tax of $10.8 million
Core Deposit Intangible	• 1.3% of NEBS non-time deposits

Favorable Pricing Relative to Comparable Transactions

	UBNK/NEBS Multiples	Recent Comparable Transactions Median (1)
Price/ tangible book value	1.49x	1.75x
Premium/ core deposits (2)	5.7%	9.7%
Price/ LTM earnings per share	18.1x	25.2x
Price/ LTM core earnings per share (3)	22.1x	27.8x
Price/ LTM earnings per share w/ synergies	9.9x	--

NEBS financial data as of 3/31/2012.

(1) Transactions greater than $15 million announced since 2011 where the seller was a bank or thrift located in the New England region.

(2) For comparable purposes, core deposits are defined as all deposits less jumbo time deposits (deposits >= $100,000) and represents bank regulatory data for NEBS.

(3) Excludes gain on legal settlement taken in Q4 2011 of $1.3 million.

Source: SNL Financial.

Summary

Logical Market Extension Transaction

- Pro forma entity has significant presence along the I-91 corridor
- Strategic expansion consistent with UBNK's business plan

Strong Transaction Fundamentals and Attractive Financial Returns

- Strong earnings accretion
- Acceptable incremental earn back period with reasonable tangible book value dilution
- Attractive IRR

Prudent Deployment of Excess Capital to Increase Franchise Value

- Strategic transaction that further demonstrates UBNK's strategy to expand its franchise into attractive markets
  - Acquisition of CNB Financial in November 2009
  - New loan production offices: In 2011, opened office in Beverly, MA and in Q1 2012 announced new office in northern CT
  - De novo branching (6 branches in Springfield since 2006 and 1 new branch to open in Q4 2012 in Worcester region)

Remain Well Capitalized (pro forma TCE ratio of 11.1%)

- Ability and capacity to continue to execute capital deployment strategies
- Well positioned for organic and strategic growth opportunities

Loan Trend



Total Loans $1,162 mm
2005 – Q2 2012 CAGR = 9.7%
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
2005Y: $285 $150 $112 $60 $29
2006Y: $319 $176 $143 $70 $55
2007Y: $339 $215 $147 $82 $42
2008Y: $356 $248 $148 $85 $32
2009Y: $321 $289 $148 $95 $32
2009Y: $343 $410 $161 $159 $49
2010Y: $296 $428 $158 $165 $28
2011Y: $315 $450 $151 $176 $30
Q1 2012: $312 $467 $149 $182 $30
Q2 2012: $311 $476 $151 $193 $30
1-4 Family RE
Multifamily & Commercial RE
Consumer & HE
Commercial
Construction

United Bank

Shift toward Bank-Like Mix for Loans

Loan Mix as of December 31, 2005
(in millions)



Consumer & HE
18%
$112.0
Commercial
9%
$59.6
Construction
5%
$28.9
Multifamily &
Commercial RE
24%
$150.1
$285.2
1-4 Family RE
44%

Total Loans $635.8
Yield 5.92%

Loan Mix as of June 30, 2012
(in millions)



Consumer & HE
13%
$151.2
Commercial
17%
$193.4
Construction
2%
$30.0
1-4 Family RE
27%
$311.3
$476.5
Multifamily &
Commercial RE
41%

Total Loans $1,162.4
QTD Yield 4.93%

- Mortgage Market Share – #1 in Hampden County as of 06/30/2012.
- Total loans CAGR (2005 – Q2 2012) 9.7%
- Continued conservative Underwriting Standards.
- Well diversified CRE portfolio – no significant concentrations.

Asset Quality



Non-performing Loans/Total Loans
National average
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2007Y
2008Y
2009Y
2010Y
2011Y
2012Q1
2012Q2

Asset Quality



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Net Charge-offs to Avg Loans
National average
2007Y
2008Y
2009Y
2010Y
2011Y
2012Q1
2012Q2

Deposit Trend



Total Deposits $1,261mm
2005 – Q2 2012 CAGR = 10.6%
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$279
$133
$87
$154
$321
$135
$65
$164
$348
$137
$66
$168
$376
$147
$99
$161
$379
$159
$142
$174
$478
$197
$174
$190
$463
$217
$203
$261
$422
$259
$248
$302
$417
$267
$263
$312
$416
$291
$262
$293
2005Y
2006Y
2007Y
2008Y
2009Y
2009Y
2010Y
2011Y
Q1 2012
Q2 2012
Money Market
Savings
Transaction
CDs

Deposit Mix and Growth

Deposit Mix as of December 31, 2005
(in millions)



Money Market
24%
$154.2
Savings
13%
$87.3
Transaction
20%
$133.2
$279.0
CDs
43%

Total Deposits $653.6 million
QTD Cost of Total Deposits 2.21%

Deposit Mix as of June 30, 2012
(in millions)



Money Market
23%
$292.8
Savings
21%
$261.6
Transaction
23%
$290.5
$415.7
CDs
33%

Total Deposits $1,260.6 million
QTD Cost of Total Deposits 0.83%

Deposits increased $607 million, or 93%, since 12/31/05 (including CNB acquisition of $195 million):

- Deposit Market Share - #2 in Hampden County (June 2011)
- Total deposits CAGR (2005 – Q2 2012) 10.6%
- Core deposits 67% of total
- Total core deposits CAGR (2005 – Q2 2012) 13.3%

Annual Core Net Income & Earnings Per Share

6 YR CAGR = EPS 14.4%, Net Income 17.0%


12,000
10,000
8,000
6,000
4,000
2,000
0
$0.80
$0.60
$0.40
$0.20
$0.00
$0.33
$0.29
$0.26
$0.50
$0.57
$0.70
$0.74
2005Y
2006Y
2007Y
2008Y (1)
2009Y (1)
2010Y (1)
2011Y
Core Net Income
Core EPS

(1) Please refer to page 24 in the appendix for the reconciliation of GAAP and non-GAAP results.

Dividend History & Share Buybacks*



$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Core EPS
Dividends per share
$0.29
$0.20
$0.26
$0.24
$0.50
$0.27
$0.57
$0.28
$0.70
$0.30
$0.74
$0.34
$0.19
$0.09
$0.21
$0.09
2006Y
2007Y
2008Y (1)
2009Y (1)
2010Y (1)
2011Y
Q1 2012
Q2 2012 (1)

(1) Please refer to pages 23 and 24 in the appendix for the reconciliation of GAAP and non-GAAP results.

Shares Repurchased	2008	2009	2010	2011	YTD 2012	Total
Amount	261,798	1,537,787	798,242	396,209	192,373	3,186,409
$ Value	$ 3,496,920	$ 20,593,752	$ 10,849,879	$ 6,042,446	$ 3,068,300	$ 44,051,296
Dividend $ Payout	$ 4,436,000	$ 4,238,000	$ 4,589,000	$ 5,067,000	$ 2,628,000	$ 20,958,000

* As of 06/30/12

Financial Performance

	2006	2007	2008 [1]	2009 [1]	2010 [1]	2011	Q1 2012	Q2 2012 [1]
Earnings Data (in mm except EPS):								
Core Net Income	$ 4.9	$ 4.4	$ 8.1	$ 8.6	$ 10.9	$ 11.2	$ 2.8	$ 3.2
Core Earnings Per Share	$0.29	$0.26	$0.50	$0.57	$0.70	$0.74	$0.19	$0.21
Net Interest Income	$ 27.6	$ 29.2	$ 39.8	$ 41.0	$ 52.9	$ 52.8	$ 13.1	$ 13.3
Provision for Loan Losses	1.0	1.4	1.8	3.0	2.3	3.2	0.7	0.8
Normalized Non-interest Income	5.4	5.7	6.6	8.7	8.7	9.4	2.6	2.6
Normalized Non-interest Expenses	24.0	26.0	30.7	33.5	42.7	44.1	11.3	10.9
Profitability Data and Ratios:								
Average Earning Assets (mm)	$926	$1,001	$1,147	$1,208	$1,448	$1,504	$1,526	$1,547
Net Interest Margin	2.97%	2.91%	3.47%	3.39%	3.65%	3.51%	3.43%	3.44%
Efficiency Ratio	72.95%	74.02%	66.16%	68.49%	69.55%	71.07%	72.44%	69.27%
Asset Quality:								
Non-performing Assets/Total Assets	0.18%	0.25%	0.46%	1.16%	0.69%	0.65%	0.70%	0.68%
Allowance for Loan Losses/ Total Loans (excluding purchased loans)	0.95%	0.94%	0.95%	1.07%	1.18%	1.16%	1.15%	1.14%
Net Charge-offs/Total Average Loans	0.02%	0.12%	0.15%	0.23%	0.13%	0.19%	0.16%	0.11%
Capital:								
Tangible Equity/Tangible Assets	13.64%	20.95%	18.03%	14.20%	13.60%	13.53%	13.22%	13.33%
Tangible Book Value Per Share	$ 8.01	$ 12.73	$ 13.01	$ 12.93	$ 13.32	$ 13.90	$ 14.00	$ 14.12
Dividends Per Share	$ 0.20	$ 0.24	$ 0.27	$ 0.28	$ 0.30	$ 0.34	$ 0.09	$ 0.09
Period End Stock Price	$ 13.80	$ 11.10	$ 15.14	$ 13.11	$ 15.27	$ 16.09	$ 15.82	$ 14.38

(1) Please refer to pages 23, 24 and 25 in the appendix for the reconciliation of GAAP and non-GAAP results.

Thank you.

FOR QUESTIONS, PLEASE CONTACT:

Dena M. Hall, SVP, Marketing and Investor Relations
(413) 787- 1292
dhall@bankatunited.com

Mark A. Roberts, Executive Vice President and Chief Financial Officer
(413) 787-1201
mroberts@bankatunited.com

Reconciliation of GAAP and Non-GAAP Results

The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

($ in thousands)	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q2 2012
Non-Interest Income (GAAP)	2,595	1,985	2,245	2,037	2,219	2,357
Other Than Temporary Impairment Charge	-	-	-	-	-	-
Adjusted Non-Interest Income (Non-GAAP)	2,595	1,985	2,245	2,037	2,219	2,357
Non-Interest Expense (GAAP)	10,030	8,093	10,580	12,018	10,631	11,468
Acquisition Costs	(1,161)	(270)	(1,432)	(979)	(169)	(592)
Special FDIC Insurance Assessment	(537)	-	-	-	-	-
Adjusted Non-Interest Expense (Non-GAAP)	8,332	7,823	9,148	11,039	10,462	10,876
Net Income (GAAP)	**560**	**1,901**	**1,222**	**1,751**	**2,933**	**2,582**
Adjustments to GAAP Net Income:						
Other Than Temporary Impairment Charge	-	-	-	-	-	-
Acquisition Costs	1,161	270	1,432	979	169	592
Special FDIC Assessment	537	-	-	-	-	-
Income Tax Effect - All Items	(220)	-	(336)	(280)	(49)	-
Adjusted Net Income (Non-GAAP)	**2,038**	**2,171**	**2,318**	**2,450**	**3,053**	**3,174**
Per Share Data:						
Diluted earnings per share (GAAP)	$ 0.04	$ 0.13	$ 0.08	$ 0.11	$ 0.19	$ 0.17
Diluted earnings per share (Non-GAAP)	$ 0.13	$ 0.14	$ 0.15	$ 0.16	$ 0.20	$ 0.21

Reconciliation of GAAP and Non-GAAP Results

The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

($ in thousands)	At or For the Years Ended December 31, 2008	2009	2010	June 30 2012
Non-Interest Income (GAAP)	5,220	8,676	8,716	2,570
Other Than Temporary Impairment Charge	1,377	-	-	-
Adjusted Non-Interest Income (Non-GAAP)	6,597	8,676	8,716	2,570
Non-Interest Expense (GAAP)	30,690	36,858	43,841	11,468
Acquisition Costs	-	(2,863)	(1,148)	(592)
Special FDIC Insurance Assessment	-	(537)	-	-
Adjusted Non-Interest Expense (Non-GAAP)	30,690	33,458	42,693	10,876
Net Income (GAAP)	7,298	5,806	10,032	2,582
Adjustments to GAAP Net Income:				
Other Than Temporary Impairment Charge	1,377	-	-	-
Acquisition Costs	-	2,863	1,148	592
Special FDIC Assessment	-	537	-	-
Income Tax Effect - All Items	(527)	(556)	(329)	-
Adjusted Net Income (Non-GAAP)	8,148	8,650	10,851	3,174
Per Share Data:				
Diluted earnings per share (GAAP)	$ 0.44	$ 0.38	$ 0.65	$ 0.17
Diluted earnings per share (Non-GAAP)	$ 0.50	$ 0.57	$ 0.70	$ 0.21
Performance Ratios (annualized):				
Return on average assets (GAAP)	0.62%	0.46%	0.65%	0.62%
Return on average assets (Normalized)	0.69%	0.68%	0.71%	0.77%
Return on average equity (GAAP)	3.23%	2.67%	4.49%	4.53%
Return on average equity (Normalized)	3.60%	3.97%	4.85%	5.57%
Efficiency ratio (GAAP)	66.16%	75.45%	71.42%	73.04%
Efficiency ratio (Normalized)	66.16%	68.49%	69.55%	69.27%

Reconciliation of GAAP and Non-GAAP Results

The following table presents reconciliations of the company's GAAP and Non-GAAP (Normalized) results for the applicable periods.

($ in thousands)	At or For the Years Ended December 31, 2008	2009	2010	June 30 2012
Total Loans (Gross)	**870,276**	**1,122,241**	**1,074,111**	**1,162,356**
CNB Acquired Loans	-	(242,930)	(209,785)	(126,394)
Purchased Loans (GE Loans)	-	(22,655)	(21,448)	(6,443)
Total Loans (Non-GAAP)	**870,276**	**856,656**	**842,878**	**1,029,519**
Total Equity	**227,714**	**225,246**	**222,576**	**228,129**
Goodwill	-	(7,844)	(8,192)	(8,192)
Other Intangible Assets	-	(927)	(976)	(741)
Tangible Equity (Non-GAAP)	**227,714**	**216,475**	**213,408**	**219,196**
Total Assets	**1,263,134**	**1,541,040**	**1,584,877**	**1,653,626**
Goodwill	-	(7,844)	(8,192)	(8,192)
Other Intangible Assets	-	(927)	(976)	(741)
Tangible Assets (Non-GAAP)	**1,263,134**	**1,532,269**	**1,576,685**	**1,644,693**
Asset Quality:				
Allowance for Loan Losses/Total Loans	0.95%	0.82%	0.93%	1.01%
Allowance for Loan Losses/Total Loans excl. Purchased Loans	0.95%	1.07%	1.18%	1.14%
Capital:				
Total Equity/Total Assets	18.03%	14.62%	14.04%	13.80%
Tangible Equity/Tangible Assets	18.03%	14.13%	13.54%	13.33%
Book Value Per Share	$ 13.01	$ 13.38	$ 13.82	$ 14.70
Tangible Book Value Per Share	$ 13.01	$ 12.91	$ 13.31	$ 14.12